Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Mercury Internet Strategies Fund, Inc.:

We consent to the use in this initial registration on Form N-1A of our report dated March 13, 2000, to the Board of Directors and Shareholder of Mercury Internet Strategies Fund, Inc., and to the reference to us under the caption “Independent Auditors”, both of which appear in the Statement of Additional Information, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey March 13, 2000